UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2020

CARRIER GLOBAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39220	83-4051582
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13995 Pasteur Boulevard
Palm Beach Gardens, Florida 33418
(Address of principal executive offices, including zip code)
(561) 365-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CARR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 7, 2020, Carrier Refrigeration ECR Holding Luxembourg S.à.r.l. (“Seller”), a subsidiary of Carrier Global Corporation (“Carrier”), entered into a Share Purchase Agreement (the “Purchase Agreement”) with Breeze TopCo S.à r.l. (“Purchaser”), a Luxembourg corporation and a subsidiary of a fund managed by EQT Fund Management S.à r.l. Pursuant to the terms of the Purchase Agreement, Purchaser will acquire all of the outstanding A and B shares of Beijer Ref AB (“Beijer Ref”) currently held by Seller for approximately $1.1 billion. Beijer Ref is listed on the Nasdaq Stockholm.

The Purchase Agreement contains customary representations, warranties and covenants, which are subject to certain qualifications and limitations.

The transaction is expected to close by the end of December 2020, subject to the receipt of a required regulatory approval.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Purchase Agreement, a copy of which Carrier intends to file with the U.S. Securities and Exchange Commission as an exhibit to Carrier’s Annual Report on Form 10-K for the fiscal year ending December 31, 2020.

Item 7.01	Regulation FD Disclosure.

On December 7, 2020, Carrier issued a press release announcing entry into the Purchase Agreement. A copy of the press release is furnished herewith as Exhibit 99.1, is incorporated herein by reference, and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of Carrier Global Corporation, issued December 7, 2020.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. From time to time, oral or written forward-looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide management's current expectations or plans for Carrier’s future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “outlook,” “confident,” “scenario” and other words of similar meaning in connection with a discussion of future operating or financial performance or the Separation from United Technologies Corporation (since renamed Raytheon Technologies Corporation) (the “Separation”). Forward-looking statements may include, among other things, statements relating to future sales, earnings, cash flow, results of operations, use of proceeds, uses of cash, share repurchases, tax rates and other measures of financial performance or potential future plans, strategies or transactions of Carrier, the estimated costs associated with the Separation, Carrier’s plans with respect to its indebtedness and other statements that are not historical facts. All forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. For those statements, Carrier claims the protection of the safe harbor for forward-looking statements contained in the U.S. Private Securities Litigation Reform Act of 1995. Such risks, uncertainties and other factors include, without limitation: (1) the receipt of the required regulatory approval for the sale of the remaining interest in Beijer Ref and the timing thereof and the timing of the closing of such sale; (2) the effect of economic conditions in the industries and markets in which Carrier and its businesses operate in the U.S. and globally and any changes therein, including financial market conditions, fluctuations in commodity prices, interest rates and foreign currency exchange rates, levels of end market demand in construction, the impact of weather conditions, pandemic health issues (including COVID-19 and its effects, among other things, on production and on global supply, demand, and distribution disruptions as the outbreak continues and results in an increasingly prolonged period of travel, commercial and/or other similar restrictions and limitations), natural disasters and the financial condition of Carrier’s customers and suppliers; (3) future levels of indebtedness, capital spending and research and development spending; (4) future availability of credit and factors that may affect such availability, including credit market conditions and Carrier’s capital structure and credit ratings; (5) cost reduction efforts and restructuring costs and savings and other consequences thereof; (6) new business and investment opportunities; (7) the effect of changes in political conditions in the U.S. and other countries in which Carrier and its businesses operate, including the effect of changes in U.S. trade policies or the United Kingdom’s withdrawal from the European Union, on general market conditions, global trade policies and currency exchange rates in the near term and beyond; (8) the effect of changes in tax, environmental, regulatory (including among other things import/export) and other laws and regulations in the U.S. and other countries in which Carrier and its businesses operate; (9) the scope, nature, impact or timing of acquisition and divestiture activity, including among other things integration of acquired businesses into existing businesses and realization of synergies and opportunities for growth and innovation and incurrence of related costs; and (10) risks associated with indebtedness, including that incurred as a result of financing transactions undertaken in connection with the Separation, as well as Carrier’s ability to reduce indebtedness and the timing thereof. The above list of factors is not exhaustive or necessarily in order of importance. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see Carrier's registration statement on Form 10 and the reports of Carrier on Forms 10-Q and 8-K filed with or furnished to the Securities and Exchange Commission from time to time. Any forward-looking statement speaks only as of the date on which it is made, and Carrier assumes no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIER GLOBAL CORPORATION (Registrant)

Date: December 7, 2020	By:	/s/ Ariel R. David
Ariel R. David
Vice President, Assistant Secretary & Associate General Counsel